                                                                  EXHIBIT (5)(b)

The United States Life Insurance       Single Premium Immediate Variable Annuity
Company                                    Application  Supplement  for Variable
in the City of New York (USL-NY),          Contracts
New York,  NY
A member company of American International Group, Inc.
Home Office: New York, NY

                               This supplement must accompany the Single Premium
Instructions: Please type or               Immediate Annuity (SPIA) application.
print in black ink.

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1.   Annuitant Information          Supplement to the SPIA Application

     John Doe                           123-45-6789                11/20/2003
     -------------------------------------------------------------------------
     Name(s) of proposed              Social Security             Date of SPIA
     Annuitant/Joint Annuitants       Number(s)                   application

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2.   Initial Allocation Percentages
     2A. Variable Division Options  100 %*       Fixed Account ________%*
                                    ---

     *Total of percentages allocated to the variable Division and Fixed Account must equal 100% of the total premium for the contract.

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     2B. Of the premium allocated to the variable Division in Section 2A, indicate a percentage (%) basis how the premium is to be allocated to each investment option below. At minimum, five percent (5%) must be allocated to each investment option chosen, percentages must be allocated in whole numbers, and the total of all the percentages allocated must equal 100%.

                                                             PREMIUM
                                                            ALLOCATION
                                                            ----------
     AIM VARIABLE  INSURANCE FUNDS
     AIM V.I. International Growth Division                        100%
                                                                 -----
     AIM V.I. Premier Equity Division                            _____%
     THE ALGER AMERICAN FUND
     Alger American Leveraged AllCap Division                    _____%
     Alger American MidCap Growth Division                       _____%
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     VP Value Division                                           _____%
     AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     VP II Inflation Protection Division                         _____%
     CREDIT SUISSE TRUST
     Small Cap Growth Division                                   _____%
     DREYFUS INVESTMENT PORTFOLIOS
     MidCap Stock Division                                       _____%
     DREYFUS VARIABLE INVESTMENT FUND
     Developing Leaders Division                                 _____%
     Quality Bond Division                                       _____%
     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     VIP Asset Manager Division                                  _____%
     VIP Contrafund Division                                     _____%
     VIP Equity-Income Division                                  _____%
     VIP Growth Division                                         _____%
     VIP Mid Cap Division                                        _____%
     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Franklin Small Cap Value Securities Division                _____%
     Franklin U.S. Government Division                           _____%
     Mutual Shares Securities Fund                               _____%
     Templeton Foreign Securities Fund                           _____%
     JANUS ASPEN SERIEs
     International Growth Division                               _____%
     Mid Cap Growth Division                                     _____%
     Worldwide Growth Division                                   _____%
     J.P. MORGAN SERIES TRUST II
     JPMorgan Mid Cap Value Division                             _____%
     JPMorgan Small Company Division                             _____%
     MFS VARIABLE INSURANCE TRUST
     MFS Capital Opportunities Division                          _____%
     MFS Emerging Growth Division                                _____%
     MFS New Discovery Division                                  _____%
     MFS Research Division                                       _____%
     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Mid-Cap Growth Division                                     _____%
     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Global Securities Division                      _____%
     Oppenheimer Multiple Strategies Division                    _____%
     PIMCO VARIABLE INSURANCE TRUST
     PIMCO Real Return Division                                  _____%
     PIMCO Short-Term Division                                   _____%
     PIMCO Total Return Division                                 _____%
     PUTNAM VARIABLE TRUST
     Putnam VT Diversified Income Division                       _____%
     Putnam VT Growth and Income Division                        _____%
     Putnam VT Int'l Growth and Income Division                  _____%
     SUNAMERICA SERIES TRUST
     SunAmerica Balanced Division                                _____%
     Aggressive Growth Division                                  _____%
     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     Equity Growth Division                                      _____%
     High Yield Division                                         _____%
     VALIC COMPANY I
     International Equities Division                             _____%
     Mid Cap Index Division                                      _____%
     Money Market I Division                                     _____%
     Nasdaq-100 Index Division                                   _____%
     Science & Technology Division                               _____%
     Small Cap Index Division                                    _____%
     Stock Index Division
     VANGUARD VARIABLE INSURANCE FUND
     High Yield Bond Division                                    _____%
     REIT Index Division                                         _____%
     VAN KAMPEN LIFE INVESTMENT TRUST
     Growth & Income Division                                    _____%

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AGLC100819-33                  Page 1 of 3                               Rev1103

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3.   Assumed Investment Return (AIR)

     Select the percentage required to maintain level variable Income Payments. The AIR is a factor used in calculating the initial and subsequent variable
     Income Payments. [X] 3.5%    [_] 5%

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4.   Automatic Rebalancing

     Division assets will be automatically rebalanced based on the premium allocation percentages designated on Page 1 of this form. These allocations will remain in effect until changed by the owner. If the Fixed Account has been designated for premium allocation, the rebalancing will be based only on the proportion allocated to the variable Divisions. Any future changes to automatic rebalancing must be in writing. Please refer to the prospectus for more information on the automatic rebalancing option.

     [X] Elect Automatic Rebalancing

     Check Here for Automatic Rebalancing Frequency: [X] Quarterly
     [_] Semi-Annually           [_] Annually

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5.   Semi-Annual Benefit Leveling

     Monthly variable Income Payments will be adjusted to reflect the performance of the variable Divisions once every 6 months, instead of with every payment. Semi-Annual Benefit Leveling will automatically renew every 6 months unless otherwise revoked. Selecting benefit leveling will affect withdrawal provisions available under the contract. Refer to the prospectus for more information on Semi-Annual Benefit Leveling.

     [_] Elect Semi-Annual Benefit Leveling

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6.   Suitability                    All Questions Must be Answered

        1. Have you, the Owner, received the Single Premium Immediate Variable Annuity prospectus and the prospectuses describing the Investment
           Options?                                               [X] yes [_] no

           (If "yes," please furnish the Prospectus dates.)

              Single Premium Immediate Variable Annuity Prospectus:  02/01/2004
                                                                     ----------
              Investment Option Prospectus                           05/05/1993
                                                                     ----------
              Supplements (if any):
                                                                     ----------

        2. Do you understand and acknowledge:

           a.   THAT THE CONTRACT APPLIED FOR IS VARIABLE AND
                EMPLOYS THE USE OF SEPARATE ACCOUNTS. YOU NEED
                TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES
                FOR THE ANNUITY CONTRACT AND THE UNDERLYING
                ACCOUNT?                                          [X] yes [_] no

           b.   THAT BENEFITS, VALUES OR INCOME PAYMENTS BASED
                ON PERFORMANCE OF THE SEPARATE ACCOUNT MAY VARY;
                AND

               (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER
                    INSURANCE COMPANY, THE U.S. GOVERNMENT, ANY
                    STATE GOVERNMENT, OR REGULATORY AGENCY?       [X] yes [_] no

               (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE
                    FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
                    FEDERAL OR STATE AGENCY?                      [X] yes [_] no

           c.   ALL INVESTMENT RISK IS BORNE BY THE OWNER EXCEPT
                FOR FUNDS PLACED IN THE FIXED ACCOUNT OPTION?     [X] yes [_] no

           d.   THE AMOUNT OR DURATION OF THE DEATH BENEFIT, IF
                ANY, MAY INCREASE OR DECREASE, DEPENDING ON THE
                INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?    [X] yes [_] no

           e.   THE INCOME PAYMENTS MAY INCREASE OR DECREASE,
                DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
                SEPARATE ACCOUNT AND CERTAIN EXPENSE DEDUCTIONS?  [X] yes [_] no

           f.   LIFE CONTINGENT INCOME PAYMENTS ARE PAYABLE ONLY
                DURING THE LIFE OF THE ANNUITANT(S)?              [X] yes [_] no

        3. Do you believe the Contract you selected meets your insurance and investment objectives and your anticipated
            financial needs?                                      [X] yes [_] no

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AGLC100819-33                  Page 2 of 3                               Rev1103

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7.   Owner's Signatures

     REQUIRED

     X  John Doe                                                   11/20/2003
     --------------------------------------------------------    -------------
     Owner's Signature                                             Date

     X
     --------------------------------------------------------    -------------
       Joint Owner's Signature (if applicable)                     Date

     Signed at (CITY/STATE/ZIP)Houston, TX 77019
                               -----------------------------------------------

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8.   Agent Signatures

     REQUIRED

     X  Joe Agent
     -------------------------------------------------------------------------
      Agent/Broker Signature

     Joe Agent
     -------------------------------------------------------------------------
      Print Agent/Broker Name

     123456                      11/20/2003                      713-111-1111
     ------------------------    ----------------------------    -------------
      Agent/Broker Number         Date                            Phone Number

     2727-A Allen Parkway, TX 77019
     ---------------------------------------------------------------------------
      Agent/Broker Address (STREET/CITY/STATE/ZIP)

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     OPTIONAL

     X                                         X
     -------------------------------------     ---------------------------------
      Additional Agent/Broker Signature         Additional Agent/Broker
                                                Signature

     X                                         X
     -------------------------------------     ---------------------------------
      Additional Agent/Broker Number            Additional Agent/Broker Number

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9.    Principal Signatures

     REQUIRED

     -------------------------------------     ---------------------------------
      Principal Signature                       Broker/Dealer Name


     ---------------------------------------------------------------------------
      Principal Name


     -------------------------------------     ---------------------------------
      State License Number                      Principal Number

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AGLC100819-33                  Page 3 of 3                               Rev1103